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                                                         SEC File Nos. 002-86082
                                                                       811-03833

                          MAINSTAY VP SERIES FUND, INC.

                          MainStay VP Growth Portfolio

                      Supplement dated June 23, 2005 to the
            Prospectus for the Initial Class shares dated May 1, 2005
                         ("Initial Class Prospectus")
              Prospectus for Service Class shares dated May 1, 2005
                         ("Service Class Prospectus")

         IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY

     This Supplement updates certain information contained in the above-dated Prospectuses for MainStay VP Series Fund, Inc. ("Fund") regarding the MainStay VP Growth Portfolio ("Portfolio"), a series of the Fund. You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-281-2715, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

     At a meeting held on June 15, 2005, the Board of Directors approved the termination of the sub-advisory agreement with the Portfolio's current sub-advisor, Eagle Asset Management Inc. ("Eagle) and the engagement of Winslow Capital Management inc. ("Winslow") as Eagle's replacement. In this regard, the Board of Directors has approved a sub-advisory agreement between the Portfolio's investment adviser, New York Life Investment Management LLC ("NYLIM"), and Winslow (the "New Agreement"). The New Agreement will become effective upon its approval by the Portfolio's contract owners. A special meeting of contract owners for the purpose of approving the New Agreement is expected to be held on or about December 5, 2005.

     To ensure the uninterrupted receipt by the Portfolio of sub-advisory services during the period between the termination of eagle (on or about August 15, 2005) (the "Eagle Termination Date") and the special meeting, the Board of Directors also approved an interim sub-advisory agreement between NYLIM and Winslow (the "Interim Agreement"), which will become effective as of the Eagle Termination Date and will remain effect for 150 days or until contract owners approve the New Agreement. The terms of the New Agreement (and the Interim Agreement) are substantially similar in all respects to the previously existing sub-advisory agreement with Eagle, except for the sub-advisory fees paid to Winslow (which are lower than Eagle's sub-advisory fees), the identity of the sub-advisor (Winslow), the effective date, and the termination date.

     The Board of Directors also approved a change in the Portfolio's principal investment strategy effective November 15, 2005. In connection with this change, the Board of Directors voted to change the name of the Portfolio, also effective November 11, 2005, to the "MainStay VP Large Cap Growth Portfolio."

A. As of the Eagle Termination Date, the information provided below updates certain information set forth in the Prospectuses:

     1. Each reference to Eagle is hereby deleted and, as appropriate, replaced with reference to Winslow.

     2. The paragraph relating to Eagle in the section headed "Subadvisors" in the Prospectus is hereby deleted and replaced with the following:

               Winslow Capital Management Inc., whose principal place of business is 4720 IDS Tower, 80 South Eighth Street, Minneapolis Minnesota 55402, serves as Interim Subadvisor to the Growth Portfolio. As of March 31, 2005, Winslow Capital Management managed approximately $200 million in assets under their large capitalization investment strategies.

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     3.   Delete reference to Duane Eatherly and Ashi Parikh and add Clark J.
Winslow, Justin H. Kelly, and R. Bart Wear as the portfolio managers of the Fund, as listed in the section headed "Portfolio Managers." The portfolio managers' biographies, as listed under the heading "Portfolio Manager Biographies," are as follows:

               Clark J. Winslow - Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. Mr. Winslow has 38 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

               Justin H. Kelly - Mr. Kelly is a Managing Director and portfolio manager of Winslow Capital Management with responsibility for large cap growth stocks. Previously, Mr. Kelly was a Vice President co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.

               R. Bart Wear - Mr. Wear is a Managing Director of Winslow Capital Management and has been with the firm since 1997. Previously he was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior thereto, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in Finance. He is also a Chartered Financial Analyst.

B. The information provided below updates certain information set forth in the Prospectuses as of November 11, 2005:

     1. All references to the "MainStay VP Growth Portfolio" and the "Growth Portfolio" are changed to the "MainStay VP Large Cap Growth Portfolio" and the "Large Cap Growth Portfolio," respectively.

     2. The second sentence in the section entitled "Principal Investment Strategies" is deleted and replaced with the following:

               The Portfolio normally invests at least 80% of its assets in large cap equity securities, and invests primarily in U.S. common stocks. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase.


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